                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             800 TRAVEL SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            800 TRAVEL SYSTEMS, INC.
                                4802 Gunn Highway
                              Tampa, Florida 33624



Dear Stockholder:                                               April 25, 2001

         You are cordially invited to attend the Annual Meeting (the "Meeting") of stockholders of 800 Travel Systems, Inc. (the "Company"). The Meeting will be held May 31, 2001 at 9:00 a.m., Eastern Standard Time, at the Hyatt Regency Westshore, located at 6200 Courtney Campbell Causeway, Tampa, Florida 33607.

         The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes the election of Directors, a proposal to increase the number of shares of Common Stock that the Company is authorized to issue to 50,000,000 shares, a proposal to increase the number of shares of Preferred Stock that the Company is authorized to issue to 10,000,000 shares, a proposal to approve the Company's 2001 Stock Option Plan to authorize the issuance of 350,000 shares of Common Stock covered by the plan and a proposal to ratify the appointment of the Company's independent certified public accountants. We will report on the progress of the Company and comment on matters of current interest.

         It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card will not prevent you from voting in person at the Meeting if you are present and choose to do so.

         If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

         Your Board of Directors and management look forward to greeting you personally at the Meeting.

                                                  Cordially,



                                                  Peter M. Sontag
                                                  Chief Executive Officer

                            800 TRAVEL SYSTEMS, INC.
                                4802 Gunn Highway
                              Tampa, Florida 33624

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, MAY 31, 2001

         Notice is hereby given that the Annual Meeting of stockholders of 800 Travel Systems, Inc. (the "Company"), a Delaware corporation, will be held at the Hyatt Regency Westshore, located at 6200 Courtney Campbell Causeway, Tampa, Florida 33607, on Thursday, May 31, 2001, at 9:00 a.m., Eastern Standard Time (the "Meeting") for the following purposes:

         1. To re-elect one Director to serve until the Annual Meeting in 2004, until his successor is elected and qualified or until his earlier resignation, removal from office or death;

         2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue to 50,000,000 shares;

         3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Preferred Stock that the Company is authorized to issue to 10,000,000 shares;

         4. To approve the Company's 2001 Stock Option Plan to authorize the issuance of 350,000 shares of Common Stock covered by the plan;

         5. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for fiscal year 2001; and

         6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 2000 Annual Report of the Company is also enclosed. Stockholders of record at the close of business on Friday, April 13, 2001 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

         All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy promptly in the envelope provided to assure the presence of a quorum. You may revoke your Proxy and vote in person at the Meeting, if you desire. If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

         Please note that attendance at the Meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the Meeting your bank or brokerage statement evidencing your beneficial ownership of the Company stock.

                                           By order of the Board of Directors



                                           ROBERT B. MORGAN
                                           Secretary
Tampa, Florida
April 25, 2001

                            800 TRAVEL SYSTEMS, INC.
                                4802 Gunn Highway
                              Tampa, Florida 33624

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of 800 Travel Systems, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, May 31, 2001, at 9:00 a.m., Eastern Standard Time at the Hyatt Regency Westshore in Tampa, Florida.

         The Board of Directors has fixed the close of business on April 13, 2001 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. For the purposes of determining the presence of a quorum at the Meeting, abstentions will be counted toward the number of shares represented at the Meeting and broker non-votes will be disregarded. The stockholders present at the Meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough stockholders to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in the Meeting.

         This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about April 25, 2000. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. Each stockholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company as of the close of business on April 13, 2001, on all matters that come before the Meeting.

         For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting, only those votes cast "for" or "against" are included. However, if a proxy is signed but no specification is given, the share will be voted "FOR" Proposals 1, 2, 3, 4 and 5 (to elect the Board's nominee to the Board of Directors, to approve the amendments to the Company's Certificate of Incorporation, to approve the Company's 2001 Stock Option Plan and to ratify the appointment of Independent Auditors for 2001). A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly executed, later dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

         The cost of soliciting proxies will be borne by the Company. The solicitation of proxies may be made by mail, telephone, facsimile or telegraph or in person by directors, officers and regular employees of the Company, without additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out of pocket expenses incurred by them in so doing.

                                  PROPOSAL ONE

                            RE-ELECTION OF DIRECTORS

         There are currently nine seats on the Board of Directors of the Company, with three vacancies. The Board is divided into three classes of Directors with three seats in each class: Class I, Class II and Class III Directors. At the Company's annual meeting in 1999, Class I Directors were elected to hold office until the annual meeting in 2000, Class II Directors were elected to hold office until the Meeting, and Class III Directors were elected to hold office until the Company's annual meeting in 2002. After completion of the initial terms, all Directors elected or re-elected as Class I, Class II or Class III Directors will serve staggered three-year terms. Class II Directors will be re-elected at the Meeting to hold office until the Company's annual meeting in 2004. Directors hold their positions until the annual meeting of stockholders in the year in which their term expires and until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The term of office of Robert B. Morgan, the Company's Class II Director, will expire at the Meeting. There are two current vacancies in Class II which are expected to be filled by the Board, which appointed Directors will hold office until the Company's annual meeting in 2004. The Board of Directors recommends that Robert B. Morgan be re-elected at the Meeting to hold office as a Class II Director until his successor shall be duly elected and qualified or until his earlier resignation, removal from office or death.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF ROBERT B. MORGAN AS DIRECTOR TO SERVE THE TERM DESCRIBED ABOVE. For further information on Mr. Morgan see "Management - Directors and Executive Officers" and "Security Ownership of Management and Others." Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the Meeting. Stockholders may not vote cumulatively in the election of Directors. In the event Mr. Morgan should be unable to serve, which is not anticipated, the Board of Directors will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

                  MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth (i) the names and ages of the Directors and executive officers of the Company and the positions they hold with the Company and (ii) the names and ages of the nominees for Director listed herein. Executive officers shall serve at the pleasure of the Board of Directors.

                NAME                     AGE                                      POSITION
                ----                     ---                                      --------
Peter M. Sontag.........................  57          Chief Executive Officer and Chairman of the Board
Robert B. Morgan........................  36          Chief Financial Officer, Secretary, Treasurer and Director(1)
Michael A. Gaggi........................  38          Executive Vice President-Investor Relations and Strategic Planning
L. Douglas Bailey ......................  59          Director(2)(3)
Vincent E. Vitti........................  56          Director(2)(3)
Antoine Toffa...........................  35          Director(2)(3)

--------------------

(1)      Directors Currently Nominated for Re-Election.
(2)      Member of Audit Committee.
(3)      Member of Compensation Committee.

INFORMATION REGARDING OUTSIDE DIRECTORS:

         MR. L. DOUGLAS BAILEY has served as a director of the Company since November 1997. In 1995, he founded Bailey & Associates, Inc., an international retail consulting firm providing information and assistance to consumer goods companies and retail stores. In 1980, Mr. Bailey and his wife founded Regent Properties, a company specializing in the development of commercial warehouse and office space. Mr. Bailey currently is a property developer for Regent Properties. Mr. Bailey is on the board of directors of Sel-Lab Marketing, a cosmetics firm (NasdaqSC:SELB). He also serves on the boards of the Pinellas (Florida) Industrial Council and the Florida Lung Association, and serves on the board of trustees or advisory boards of Ruth Eckerd Hall (a performing arts center), The Goodwill Suncoast Foundation, Inc. (a private foundation), the University of Florida Retail School, the University of South Florida's Stavros Economic Center and Morton Plant Mease Hospital.

         MR. VINCENT E. VITTI has served as a director of the Company since July 2000. Mr. Vitti is President and founder of VTS Travel Enterprises, a domestic travel agency specializing in corporate travel. Mr. Vitti has a broad business and information systems background, with previous positions of Financial Systems Manager for Technicon Corporation from 1968-1972, International Food Services, and Citibank and Citicorp Travel Services Division.


         MR. ANTOINE TOFFA has served as a director of the Company since July 2000. Recently, Mr. Toffa co-founded TamTam.com, an online marketplace where the international community trades products, services and ideas. Mr. Toffa has been involved with interactive media and the Internet since 1987. Mr. Toffa was the founder and CEO of Trip.com, a leading online travel site, which he sold to Galileo International, Inc. (NYSE: GLC) in February 2000.

INFORMATION REGARDING INSIDE DIRECTORS AND EXECUTIVE OFFICERS:

         MR. PETER M. SONTAG has served as a director of the Company since November 1999. Mr. Sontag served as the President of the Company from November 1999 until June 2000, at which time he began serving as the Chief Executive Officer of the Company. Prior to joining the Company, Mr. Sontag was Chairman of the Board of Directors of Travel Industries, Inc. dba THOR, Inc. from February 1997 until November 1999, a telecommunications, publishing and travel services company specializing in supplying marketing and e-commerce services to the travel industry. THOR was sold in September 1999 to Trip.com, an Internet travel business. Since February 1994, Mr. Sontag has served as a director of World Airways, Inc. (NasdaqSC:WLDAC). Since June 1976 to the present, Mr. Sontag has served as the President of FastLane Travel, Inc., an incentive company that specializes in high-net worth individuals. From January 1995 until January 1997, Mr. Sontag provided strategic new business consultation for Choice Hotel International, Inc., Ideon Corporation, the Deutscher Reiseburoverband, The Franklin Mint, Creative Hotel Associates, Inc. and Crown Marketing Group, Inc. For seven months of that time, Mr. Sontag also served as the President of OAG Travel Services, one of the Reed Elsevier companies. Since March 1995, Mr. Sontag has served as a director of IJB Insurance, Inc., an insurance brokerage company.

         MR. MICHAEL A. GAGGI has served as a director of the Company since its incorporation as 800 Travel Systems, Inc. in November 1995, and was its Chairman until April 1998. Mr. Gaggi is currently the Executive Vice President Investor Relations and Strategic Planning of the Company. Since January 1998, Mr. Gaggi has been providing services to privately and publicly-held companies through 8607 Colonial Group, Inc., a financial consulting firm which he controls. Mr. Gaggi served as a senior vice president at Joseph Stevens & Company, Inc., an investment banking firm in New York City from 1994 until December 1997, when he resigned from such position. Mr. Gaggi has been a principal director of Upscale Eyeglass Boutiques Myoptics since 1990. Joseph Stevens & Company, Inc. is not affiliated with or related to The Joseph Stevens Group, Inc., the travel agency acquired by the Company in January 1998, its sole stockholder, The Joseph Stevens Group, LLC or any of its equity members.

         MR. ROBERT B. MORGAN has served as the Company's Chief Financial Officer, Secretary and Treasurer since September 1999 and has been employed by the Company since July 1999. Mr. Morgan has served as a director of the Company since October 2000. Prior to joining the Company, Mr. Morgan served for ten years as the Vice President and Chief Financial and Information Officer for Ace Auto Parts Co., Inc., a publicly held distributor of automotive parts and accessories. Mr. Morgan is a certified public accountant. Mr. Morgan has a B.S. in Accounting from the University of Florida and a Masters of Business Administration from the University of South Florida.

INFORMATION REGARDING CERTAIN SIGNIFICANT EMPLOYEES:

         The following table sets forth the names and ages of certain significant employees of the Company and the positions they hold with the
Company:

                   NAME                          AGE                    POSITION
                   ----                          ---                    --------

Biagio Bellizzi................................   60    Vice President-Vendor Relations
Frank Zhao.....................................   40    Vice President-Finance and Controller
Anthony Becker.................................   38    Chief Technology Officer
Susan Boutin...................................   49    Vice President-Operations
Catherine Moore................................   51    Director of Marketing
Lloyd DeFrance.................................   47    Vice President - Administration and Human Resources



         MR. BIAGIO BELLIZZI has served as the Company's Vice President-Vendor Relations since its incorporation as 800 Travel Systems, Inc. in November 1995. Mr. Bellizzi has over 30 years experience in the travel industry.


         MR. FRANK ZHAO has served as the Company's Vice President-Finance and Controller of the Company since October 1997. Prior to joining the Company, Mr. Zhao was a controller from January 1996 until September 1997 at Toho Shipping
(USA), a shipping company. Mr. Zhao is a certified public accountant.


         MR. ANTHONY BECKER has served as the Company's Chief Technology Officer since July 2000. Prior to joining the Company, Mr. Becker served as the principal consultant to ADVIS, Inc. from May 1997 until June 2000. While he was a consultant to ADVIS, Mr. Becker advised Grainger, Motorola, Allied Signal, SnapOn Tools, Apple Computer, Standard & Poor's and other well-known companies in their e-commerce initiatives. From June 1992 until May 1997, Mr. Becker served as a consultant for MCRSYS Enterprises with companies such as Navtel, Maxa, Jupiter Systems, Landmark Computer Research, GTE, Florida Power Corporation and Contraves. Mr. Becker attended the University of Waterloo in Canada and has a degree in Electrical Engineering.

         MS. CATHERINE MOORE has served as the Director of Marketing of the Company since June 2000. Recently, she was Director of Sales at the Holiday Inn Express of Port Richey, a franchisee of Holiday Inn. Earlier, she spent six years with Omega World Travel in Fairfax, VA as proposal manager, corporate client services manager, and part-time instructor in Omega's accredited travel school. Previously, Ms. Moore was an independent consultant to various travel agencies including SatoTravel, Carlson Wagonlit Travel, and US Travel. Ms. Moore attended the University of Georgia and has a B.S. in Business Administration from George Mason University.

         MS. SUSAN BOUTIN has served as the Vice President-Operations of the Company since September 2000. Ms. Boutin has over 25 years of professional travel experience, most recently as Vice President of Operations at THOR-24, a Colorado-based travel, telecommunications, outsourcing and publishing company. Ms. Boutin previously held positions as Vice President of VTS Travel Enterprises, a Virginia-based travel agency; Director of Operations at Travelogue; International Transportation Coordinator for Ringling Bros. and Barnum & Bailey; and Director of Operations for BTI Americas, Inc. VTS Travel Enterprises is not affiliated with or related to VTS Travel Enterprises, the travel agency founded by Mr. Vitti.

         MR. LLOYD DEFRANCE has served as the Vice President, Administration and Human Resources of the Company since October 2000. Mr. DeFrance brings over 25 years of professional experience in human resources, administration, training, and safety. Most recently, he served as Vice President of Human Resources at Crown Marketing Group, where he was instrumental in developing and/or effecting major change in human resources, personnel benefits, management training, corporate communications, performance standards, and information systems. From 1989 to 1997, Mr. DeFrance was with the Tampa Tribune and served as the Director of Human Resources. Mr. DeFrance has a B.A. in Mass Communications, and a Masters of Business Administration, Management, Marketing and International Business Management from the University of South Florida.

BOARD OF DIRECTORS

         During 2000, the Board of Directors took various actions by unanimous written consent and held three Board Meetings. The entire Board of Directors functions as a Nominating Committee for recommending to stockholders candidates for positions on the Board of Directors and the Board will consider written recommendations from stockholders for nominations to the Board of Directors in accordance with the procedures set forth in the By-Laws of the Company.

                             AUDIT AND RELATED FEES

AUDIT FEES

         The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's 2000 annual financial statements was $35,000 and for the reviews of the financial statements included in the Company's Forms 10-QSB for fiscal year 2000 was $18,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Grant Thornton LLP did not bill the Company fees in fiscal year 2000 for directly or indirectly operating, or supervising the operation of, the Company's information system, managing the Company's local area network, or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

ALL OTHER FEES

         The aggregate fees billed by Grant Thornton LLP for services rendered to the Company for fiscal year 2000 other than the services covered in Audit Fees and Financial Information Systems Design and Implementation Fees above was approximately $9,500 primarily for the review of Company registration statements.

AUDIT COMMITTEE

         The following is the report of the Audit Committee for the 2000 calendar year:

                             AUDIT COMMITTEE REPORT

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings nor future filings made by the Company under those statutes.

         The Audit Committee consists of Messrs. Bailey, Toffa and Vitti. Each of the members of the Audit Committee is independent pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, which is included in this Proxy Statement as Appendix A.

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting activities. The Audit Committee meets with the Company's independent accountants and reviews the scope of their audit, report and recommendations. The Audit Committee also recommends to the Board of Directors the selection of the Company' independent accountants. The Audit Committee met four times during 2000.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with the independent accountants. The Audit Committee has discussed with Grant Thornton LLP, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Audit Committee has also received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Grant Thornton LLP with that firm. The Audit Committee has considered the provision of services by Grant Thornton LLP covered in Audit Fees and Financial Information Systems Design and Implementation Fees above and has determined that such services are compatible with maintaining their independence from the Company.

         Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                               Respectfully Submitted:

                                               AUDIT COMMITTEE
                                               L. Douglas Bailey
                                               Antoine Toffa
                                               Vincent E. Vitti

COMPENSATION COMMITTEE

         The Compensation Committee, consisting of Messrs. Bailey, Toffa and Vitti, is authorized to exercise all of the powers of the Board of Directors with respect to matters pertaining to compensation and benefits, including, but not limited to, salary matters, incentive/bonus plans, stock option plans, investment programs and insurance plans, and the Compensation Committee is authorized to exercise all of the powers of the Board in matters pertaining to employee promotions and the designation and/or revision of employee positions and job titles. The Compensation Committee met separately three times during 2000.

See "Certain Transactions" for additional information on certain members of management.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and stockholders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of forms, reports and certificates furnished to the Company by such persons, all such reports were filed on a timely basis during 2000 except that Mr. Vitti filed one Form 4 late.

                VOTING SECURITIES AND PRINCIPAL SECURITY HOLDERS


         As of February 20, 2001, the Company had outstanding and entitled to vote 7,895,536 shares of Common Stock, par value $.01 per share ("Common Stock"), and 3,319,800 non-voting Redeemable Common Stock Purchase Warrants ("Warrants").


         The holders of Common Stock are entitled to vote as a single class and to one vote per share, exercisable in person or by proxy, at all meetings of stockholders. Holders of Warrants will not be entitled to vote at the Meeting. The presence in person or by proxy of a majority of the issued and outstanding shares of stock of the Company entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Directors will be elected by a plurality vote. The approval of the Amendments to the Certificate of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock will require the affirmative vote of a majority of the shares of Common Stock of the Company entitled to vote at the Meeting. The approval of the 2001 Stock Option Plan and the ratification of auditors will require the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting, only those votes cast "for" or "against" are included.

         To the knowledge of the Company, the following table sets forth, as of February 20, 2001, information as to the beneficial ownership of the Company's Common Stock by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock, (ii) each person serving the Company as a Director on such date and each nominee for Director,
(iii) each person serving the Company as an executive officer on such date who qualifies as a "named executive officer" as defined in Item 402(a)(2) of Regulation S-B under the Securities Exchange Act of 1934, and (iv) all of the Directors and executive officers of the Company as a group.


                                                                                                   Percentage
                                                                      Number of Shares          of Common Stock
                       Name and Address(1)                             Beneficially Owned(2)      Outstanding(2)
----------------------------------------------------------------- -------------------------------------------------
SECURITY OWNERSHIP OF OFFICERS AND DIRECTORS:
Michael A. Gaggi(3)...........................................               587,904                   7.4%
Peter M. Sontag(4)............................................               350,000                   4.3%
Robert B. Morgan(5)...........................................               147,174                   1.8%
L. Douglas Bailey(6)..........................................               100,000                   1.3%
Vincent E. Vitti(7)...........................................               824,976                  10.4%
Antoine Toffa(8)..............................................                10,000                     *
Officers and Directors as a Group (6 persons)(9)..............             2,020,054                  23.8%

-------------------

         *        Less than one percent.
         1        Unless otherwise indicated, the address of each of the
beneficial owners identified is 4802 Gunn Highway, Suite 140, Tampa, Florida 33624.

         2        Unless otherwise noted, each person has voting and investment power, with respect to all such shares. Based on 7,895,536 shares of Common Stock outstanding. Pursuant to the rules of the Securities and Exchange Commission, certain shares of Common Stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

         3        Does not include 2,500 shares owned beneficially by Rose
Gaggi, Mr. Gaggi's mother, as to which shares Mr. Gaggi disclaims beneficial ownership. Represents 542,569 shares of Common Stock owned by Mr. Gaggi, 20,335 shares issuable upon exercise of options which are currently exercisable at $1.00 per share and 25,000 shares issuable upon exercise of options which are currently exercisable at $5.50 per share.
         4        Represents 50,000 shares of Common Stock owned by Mr. Sontag,
150,000 shares issuable upon exercise of options which are currently exercisable at $3.00 per share, 125,000 shares issuable upon exercise of options which are currently exercisable at $5.00 per share, and 25,000 shares issuable upon exercise of options which are currently exercisable at $7.00 per share.
         5        Represents 13,840 shares of Common Stock owned by Mr. Morgan,
33,334 shares issuable upon exercise of options which are currently exercisable at $3.00 per share and 100,000 shares issuable upon exercise of options which are currently exercisable at $5.00 per share.
         6        Represents 50,000 shares issuable upon exercise of options which are currently exercisable at $3.00 per share and 50,000 shares issuable upon exercise of options which are currently exercisable at $3.10 per share.
         7        Represents 679,500 shares of Common Stock owned by Mr. Vitti,
10,000 shares issuable upon exercise of options which are currently exercisable at $3.00 per share, and 135,476 shares of Common Stock owned by VTS Travel Enterprises, Inc., a company in which Mr. Vitti owns a majority of the voting and investment power.
         8        Represents 10,000 shares issuable upon exercise of options which are currently exercisable at $3.00 per share.
         9        Represents 1,421,385 shares of Common Stock owned by the
Officers and Directors as a group and 598,669 shares issuable pursuant to the options referred to in footnotes 3, 4, 5, 6, 7, 8 and 9.

                             EXECUTIVE COMPENSATION

COMPENSATION TO OUTSIDE DIRECTORS

         The Company pays each Director who is not an employee of the Company $1,000 for each Board of Directors or committee meeting attended in person or $250 for each meeting attended by telephone, plus reimbursement for all expenses incurred by such Director in connection with such attendance at any meeting of the Board of Directors or committee thereof. Upon the initial election of a Director, the Company currently awards any such Director fully-vested options to purchase 10,000 shares of the Company's Common Stock, priced in the Board's discretion at an exercise price equal to or greater than the fair market value of the Company's Common Stock at the date of grant of the option. Directors are also eligible to participate in each of the Company's current Stock Option

Plans and the Company anticipates that they will continue to be eligible to participate in any of such plans in the future.

                           SUMMARY COMPENSATION TABLE

EXECUTIVE COMPENSATION TABLES

         The following table sets forth the annual and long-term compensation for services to the Company for the years ended December 31, 2000, 1999 and 1998 provided to Mr. Sontag, the Chief Executive Officer of the Company, to Mr. Morgan, the Chief Financial Officer of the Company, to Mr. Gaggi, the Executive Vice President Investor Relations and Strategic Planning for the Company and to Mr. Mastrini, the Company's former Chief Executive Officer and Chief Operating Officer.

                                           Annual Compensation                     Long-Term Compensation
                             -----------------------------------------------    ----------------------------
                                                                                          Awards
                                                                                ----------------------------
                                                                                Restricted      Securities
            Name and                                            Other Annual      Stock         Underlying        All other
       Principal Position     Year     Salary       Bonus       Compensation     Award(s)      Options/SAR's    Compensation
       ------------------     ----    --------     -------      ------------    ----------     -------------    ------------
CURRENT MANAGEMENT

Peter M. Sontag               1998    $      0     $     0        $      0        $     0               0        $       0
   Chief Executive Officer    1999    $ 17,307     $     0        $  2,500        $     0         700,000        $       0
                              2000    $174,000     $     0        $      0        $     0         200,000        $  10,000(1)


Robert B. Morgan              1998    $      0     $     0        $      0        $     0               0        $       0
   Chief Financial Officer    1999    $ 41,060     $     0        $      0        $     0          10,000        $       0
                              2000    $131,038     $50,000(2)     $      0        $     0         290,000        $       0


Michael A. Gaggi              1998    $      0     $     0        $ 98,000(3)     $     0          45,335        $       0
   Executive Vice President   1999    $      0     $     0        $118,000(4)     $     0               0        $       0
   Investor Relations and     2000    $163,238     $     0        $      0        $     0               0        $       0
   Strategic Planning

FORMER MANAGEMENT

Mark D. Mastrini(5)           1998    $176,357     $     0        $      0        $     0         430,000        $       0
                              1999    $220,140     $40,000        $      0        $     0               0        $       0
                              2000    $ 95,566     $     0        $      0        $95,300(6)            0        $ 152,168(7)

---------------

         1 Represents compensation to Mr. Sontag for the value of office space provided by the Company to FastLane Travel, Inc., a company owned by Mr. Sontag.

         2 Represents a bonus paid to Mr. Morgan upon the execution of his new employment agreement with the Company in October 2000.

         3 Represents $24,000 in fees paid to Mr. Gaggi as a Director of the Company and $74,000 in consulting fees paid to Mr. Gaggi pursuant to the Consulting Agreement by and between Mr. Gaggi and the Company dated March 10, 1998.

         4 Represents $24,000 in fees paid to Mr. Gaggi as a Director of the Company and $94,000 in consulting fees paid to Mr. Gaggi pursuant to the Consulting Agreement by and between Mr. Gaggi and the Company dated March 10, 1998.

         5 Mr. Mastrini resigned as Chief Executive Officer and Chief Operating Officer on June 5, 2000.

         6 Represents an award of 50,000 shares of restricted Common Stock issued to Mr. Mastrini pursuant to his employment agreement with the Company dated September 1, 1997, as amended September 24, 1998 and November 23, 1999.

         7 Represents consulting fees paid to Mr. Mastrini pursuant to the Consulting Agreement by and between Mr. Mastrini and the Company dated June 5, 2000 entered into by Mr. Mastrini with the Company upon his resignation as the Company's Chief Executive Officer and Chief Operating Officer.

                   OPTIONS/SAR GRANTS IN LAST FISCAL YEAR 2000

         The following table summarizes option grants made by the Company to each of its executive officers named in the Summary Compensation table above as a part of such person's 2000 base compensation. No grants of stock appreciation rights (SARS) were made by the Company in fiscal year 2000.

                            NUMBER OF SECURITIES    % OF TOTAL OPTIONS
                             UNDERLYING OPTIONS    GRANTED TO EMPLOYEES    EXERCISE OF BASE
      NAME                        GRANTED          IN FISCAL YEAR 2000       PRICE ($/SH)                EXPIRATION DATE
--------------------------------------------------------------------------------------------------------------------------------
Peter M. Sontag                  100,000                  11.8%                  3.00             Upon termination of employment
                                 100,000                  11.8%                  5.00             Upon termination of employment

Robert B. Morgan                  33,334                   3.9%                   3.00            Upon termination of employment
                                 123,333                  14.6%                   5.00            Upon termination of employment
                                  33,333                   3.9%                   7.00            Upon termination of employment
                                  50,000                   5.9%                   9.00            Upon termination of employment
                                  50,000                   5.9%                  11.00            Upon termination of employment

      AGGREGATED OPTIONS/SAR EXERCISES DURING YEAR ENDED DECEMBER 31, 2000
                  AND VALUE OF OPTIONS/SAR AT DECEMBER 31, 2000

         The following table summarizes option exercises during the year ended December 31, 2000 by the executive officers named in the Summary Compensation Table above, and the values of the options held by such persons at December 31, 2000.

                                                                        NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                       UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                                       OPTIONS AT DECEMBER 31,      OPTIONS AT DECEMBER 31,
                               SHARES ACQUIRED        VALUE              2000 EXERCISABLE/             2000 EXERCISABLE/
       NAME                      ON EXERCISE         REALIZED              UNEXERCISABLE                 UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------------
CURRENT MANAGEMENT

Peter M. Sontag                       0                  0                 300,000/600,000                   $0/$0
Robert B. Morgan                      0                  0                 133,334/166,666                   $0/$0
Michael A. Gaggi                      0                  0                  45,335/0                         $0/$0

FORMER MANAGEMENT

Mark D. Mastrini                      0                  0                 317,500/0                         $0/$0

EMPLOYMENT AGREEMENTS

         Mr. Peter Sontag entered into an employment agreement with the Company as of November 23, 1999, amended as of June 5, 2000 (the "Sontag Employment Agreement"). The Sontag Employment Agreement terminates on November 30, 2003 and is renewable for subsequent one year terms subject to the terms of the Sontag Employment Agreement. Mr. Sontag agreed to devote his primary and substantial working time and attention to the business of the Company and the Company agreed to use its best efforts during the term of the Sontag Employment Agreement for Mr. Sontag to be nominated for and, with shareholder approval, elected to continued service as a member of the Company's Board of Directors. In addition, Mr. Sontag has agreed not to solicit or accept business from any customer of the Company or solicit any employee of the Company to terminate his or her relationship with the Company for a period of 12 months following the termination of his employment with the Company with cause, upon his disability or upon his resignation without good reason. Mr. Sontag's base annual salary may be adjusted in each subsequent year of the Sontag Employment Agreement to reflect the increase in the consumer price index in the previous year. Mr. Sontag shall also be eligible to receive an annual bonus from the Company, with the actual amount of such bonus, if any, to be determined by the Company's Board upon the recommendation of the Compensation Committee. In the event of a good reason termination by Mr. Sontag, which includes a change in control (as defined in the Sontag Employment Agreement), the Sontag Employment Agreement provides that the Company shall pay Mr. Sontag one-twelfth of Mr. Sontag's annual base salary for the greater of twelve months or the remainder of the term of the Sontag Employment Agreement, or at Mr. Sontag's option, he may elect to receive all sums due to him in a single lump sum payment discounted to present value at an annual discount rate of eight percent.

         Mr. Michael A. Gaggi has entered into an employment agreement on November 5, 1999 with the Company, amended as of October 26, 2000 (the "Gaggi Employment Agreement"), pursuant to which he agreed to serve as the Company's Vice President of Business Development. The Gaggi Employment Agreement terminates on December 31, 2003, and is renewable for subsequent one year terms subject to the terms of the Gaggi Employment Agreement. Mr. Gaggi agreed to devote his primary and substantial time and attention to the business of the Company and the Company agreed to use its best efforts during the term of the Gaggi Employment Agreement for Mr. Gaggi to be nominated for and, with shareholder approval, elected to continued service as a member of the Company's Board of Directors. In addition, Mr. Gaggi has agreed not to solicit or accept business from any customer of the Company or solicit any employee of the Company to terminate his or her relationship with the Company for a period of 12 months following the termination of his employment with the Company with cause, upon his disability or upon his resignation without good reason. Mr. Gaggi's base annual salary may be adjusted in each subsequent year of the Gaggi Employment Agreement to reflect the increase in the consumer price index in the previous year and to provide for a five percent raise. In the event of a good reason termination by Mr. Gaggi, which includes a change in control (as defined in the Gaggi Employment Agreement), the Gaggi Employment Agreement provides that the Company shall pay Mr. Gaggi one-twelfth of Mr. Gaggi's annual base salary for the greater of twelve months or the remainder of the term of the Gaggi Employment Agreement, or at Mr. Gaggi's option, he may elect to receive all sums due to him in a single lump sum payment discounted to present value at an annual discount rate of eight percent.

         Mr. Robert Morgan has entered into an employment agreement with the Company as of October 9, 2000 (the "Morgan Employment Agreement"), pursuant to which he agreed to serve as the Company's Chief Financial Officer, Secretary and Treasurer, and would be appointed as a member of the Company's Board of Directors. The Morgan Employment Agreement terminates on December 31, 2003, and is renewable for subsequent one year terms subject to the terms of the Morgan Employment Agreement. Mr. Morgan agreed to devote his primary and substantial business attention, time and energy to the Company and the Company agreed to use its best efforts during the term of the Morgan Employment Agreement for Mr. Morgan to be nominated for and, with shareholder approval, elected to continued service as a member of the Company's Board of Directors. In addition, Mr. Morgan has agreed not to solicit or accept business from any customer of the Company or solicit any employee of the Company to terminate his or her relationship with the

Company for a period of 24 months following the termination of his employment with the Company with cause, upon his disability or upon his resignation without good reason. Mr. Morgan is entitled to an initial annualized base compensation of not less than $150,000, which salary will be adjusted in each subsequent year of the Morgan Employment Agreement to reflect the increase in the consumer price index in the previous year. Mr. Morgan received a $50,000 bonus upon execution of the Morgan Employment Agreement. Mr. Morgan shall also be eligible to receive an annual bonus from the Company, with the actual amount of such bonus, if any, to be determined by the Company's Board upon the recommendation of the Compensation Committee. Mr. Morgan shall also be eligible to receive performance incentive payments upon the closing of certain financings, mergers or acquisitions during the initial term of the Morgan Employment Agreement. The Company agreed to use its reasonable best efforts to include options awarded to Mr. Morgan in the Morgan Employment Agreement in the next Form S-8 Registration Statement that it files with the Securities and Exchange Commission. The Morgan Employment Agreement provides that in the event that employment is terminated by Mr. Morgan for Good Reason (as defined in the Morgan Employment Agreement and including, but not limited to, a change in control of the Company), Mr. Morgan will be entitled to receive from the Company monthly payments equal to one-twelfth of Mr. Morgan's annual base salary for twelve months.

                              CERTAIN TRANSACTIONS

         The Company provides office space and administrative support for approximately $1,000 per month (including overhead allocations) to Nethotels North America, Inc., a company of which Mr. Sontag is the Chairman of the Board of Directors. The terms of such arrangement are no less favorable than would be negotiated by the Company in an arms-length transaction.

         In June 2000, the Company entered into a Consulting Agreement (the "Mastrini Consulting Agreement") with Mr. Mastrini upon his resignation as Chief Executive Officer and Chief Operating Officer of the Company. Pursuant to the terms of the Mastrini Consulting Agreement, the Company paid Mr. Mastrini a one time base fee payment of $115,000 at the time of the execution of the Mastrini Consulting Agreement. As additional compensation for the services to be provided by Mr. Mastrini to the Company pursuant to the Mastrini Consulting Agreement, the Company agreed to pay Mr. Mastrini $5,416.67 per month until the expiration of the Mastrini Consulting Agreement in May 2001.

         In April 1999, the Company entered into a $60,000 loan agreement and a $100,000 deferred compensation agreement with Mr. Mastrini. Of the loan amount, $30,000 was forgiven as of January 1, 2000, pursuant to the terms of the loan agreement because Mr. Mastrini was employed by the Company as of January 1, 2000. The remainder of the loan amount owed by Mr. Mastrini was offset by the Company on December 31, 2000 against payments owed to Mr. Mastrini under the Mastrini Consulting Agreement. The deferred compensation agreement was terminated in June 2000 in connection with Mr. Mastrini's resignation as an officer of the Company.

         In February 1998, the Company and Mr. Gaggi entered into a Consulting Agreement. Under the terms of the Consulting Agreement, Mr. Gaggi was entitled to $5,000 per month in return for providing consulting services to the Company. In May 1999, the Company increased the monthly payments paid to Mr. Gaggi in return for such consulting services to $10,500 per month. The Consulting Agreement was terminated on November 5, 1999, when Mr. Gaggi became an employee of the Company and entered into the Gaggi Employment Agreement.

                                  PROPOSAL TWO

        AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED
                             SHARES OF COMMON STOCK

         In March 2001, the Board determined that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue to 50,000,000 shares of Common Stock. Accordingly, the Board has unanimously approved a Certificate of Amendment to the Certificate of Incorporation of the Company and hereby solicits the approval of the Company's stockholders to such proposed Certificate of Amendment. If the stockholders approve the proposed Certificate of Amendment, the Board currently intends to file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval. The additional shares of Common Stock to be authorized by adoption of the Certificate of Amendment would have rights identical to the currently outstanding shares of Common Stock of the Company. Adoption of the Certificate of Amendment would not affect the rights of the holders of currently outstanding Common Stock of the Company, except to the extent additional shares are actually issued, which may have certain effects as set forth below.


         The Company currently has 20,000,000 authorized shares of Common Stock, of which approximately 7,895,536 were outstanding as of March 23, 2001 and 1,000,000 authorized shares of Preferred Stock, of which none are outstanding. In addition, the Company has reserved up to approximately 500,000 shares of Common Stock for issuance in connection with the Company's 2000 Stock Option Plan, 335,000 of which have been granted. Of such options that have been granted, 70,000 were issued to officers and directors of the Company and such individuals are thus interested in the outcome of the vote on this proposal since there must be a sufficient number of authorized shares of Common Stock in the event any of such individuals exercise their options in the future. The Company is also required to reserve up to 3,583,050 shares of Common Stock in connection with warrants outstanding as of March 23, 2001.


         The Board of Directors believes that it is prudent to increase the authorized number of shares of Common Stock to the proposed level in order to have a sufficient number of shares of Common Stock to satisfy the reserve requirements in connection with the Company's 2000 Stock Option Plan and to provide a reserve of shares available for issuance to meet business needs as they may arise in the future. Such business needs may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting stock splits. The additional shares of Common Stock may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies.

         Other than with regard to presently existing obligations as set forth above, the Company has no current plans to issue any portion of the additional authorized shares that would result from the Certificate of Amendment, if approved.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         If the stockholders approve the Certificate of Amendment, the Board of Directors will have the right to authorize the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or similar rights, which means that such holders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their percentage ownership of the Company. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

         The flexibility of the Board of Directors to issue additional shares of Common Stock could enhance the Board's ability to negotiate on behalf of the stockholders in a takeover situation. The authorized but unissued shares of Common Stock could be used by the Board of Directors to discourage, delay or make more difficult a change in the control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid, or, without further stockholder approval, the Board could adopt a "poison pill" that would give certain stockholders the right to acquire additional shares of Common Stock at a low price. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Although this proposal to increase the authorized number of shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the Amendment could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The Company has previously adopted certain measures that may have the effect of delaying or preventing an unsolicited takeover attempt, including provisions of the Certificate authorizing the Board to issue up to 1,000,000 shares of Preferred Stock with terms, provisions and rights fixed by the Board (subject to increase up to 10,000,000 shares if Proposal Three is approved).

         The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If the Amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or rules. For example, under Nasdaq rules, stockholder approval is required for any issuance of 20% or more of the Company's outstanding shares in connection with acquisitions. The Company reserves the right to seek a further increase in the authorized number of shares from time to time as considered appropriate by the Board of Directors.

RECOMMENDATION OF THE BOARD:

         The Board believes that the proposed increase in the number of authorized shares of Common Stock is in the best interest of the Company and its stockholders. THE BOARD OF DIRECTORS, THEREFORE, RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 50,000,000.

         The affirmative vote of a majority of the shares of the Common Stock of the Company entitled to vote at the Meeting, in person or by proxy, is required for approval of Proposal Two. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                                 PROPOSAL THREE

        AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED
                           SHARES OF PREFERRED STOCK

         In March 2001, the Board determined that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation to increase the number of shares of Preferred Stock that the Company is authorized to issue to 10,000,000 shares of Preferred Stock. Accordingly, the Board has unanimously approved a Certificate of Amendment to the Certificate of Incorporation of the Company and hereby solicits the approval of the Company's stockholders to such proposed Certificate of Amendment. If the stockholders approve the proposed Certificate of Amendment, the Board currently intends to file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval.

         The Company currently has 1,000,000 authorized shares of Preferred Stock, of which none are outstanding. The Board is expressly authorized to provide for the issue of all or any shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, limitations or restrictions therein as it may determine in its discretion and as may be permitted by the General Corporation Law of Delaware. The additional shares of the Preferred Stock to be authorized by adoption of the Certificate of Amendment will be issuable by the Board in its discretion in the same manner.

         The Board of Directors believes that it is prudent to increase the authorized number of shares of Preferred Stock to the proposed level in order to provide a reserve of shares available for issuance to meet business needs as they may arise in the future. Such business needs may include, without limitation, financings, or establishing strategic relationships with corporate partners. The additional shares of Preferred Stock may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies.

         The Company has no current plans to issue any portion of the additional authorized shares that would result from the Certificate of Amendment, if approved.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         If the stockholders approve the Certificate of Amendment, the Board of Directors will have the right to authorize the issuance of additional shares of Preferred Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any securities exchange on which shares of Common Stock of the Company are then listed. The issuance of shares of Preferred Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

         The flexibility of the Board of Directors to issue additional shares of Preferred Stock could enhance the Board's ability to negotiate on behalf of the stockholders in a takeover situation. The authorized but unissued shares of Preferred Stock could be used by the Board of Directors to discourage, delay or make more difficult a change in the control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid, or, without further stockholder approval, the Board could adopt a "poison pill" that would give certain stockholders the right to acquire additional shares of Common Stock at a low price. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Although this proposal to increase the authorized number of shares of Preferred Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the Amendment could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The Company has previously adopted certain measures that may have the effect of delaying or preventing an unsolicited takeover attempt, including provisions of the Certificate authorizing the Board to issue up to 1,000,000 shares of Preferred Stock with terms, provisions and rights fixed by the Board.

         The availability of additional shares of Preferred Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If the Amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Preferred Stock, except as may be required by applicable law or rules. For example, under Nasdaq rules, stockholder approval is required for any issuance of 20% or more of the Company's outstanding shares in connection with acquisitions. The Company reserves the right to seek a further increase in the authorized number of shares from time to time as considered appropriate by the Board of Directors.

RECOMMENDATION OF THE BOARD:

         The Board believes that the proposed increase in the number of authorized shares of Preferred Stock is in the best interest of the Company and its stockholders. THE BOARD OF DIRECTORS, THEREFORE, RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK TO 10,000,000.

The affirmative vote of a majority of the shares of Common Stock of the Company entitled to vote at the Meeting, in person or by proxy, is required for approval of Proposal Three. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                                  PROPOSAL FOUR

                     APPROVAL OF THE 2001 STOCK OPTION PLAN

         The Board of Directors adopted the 800 Travel Systems, Inc. 2001 Stock Option Plan (the "Stock Option Plan") on March 14, 2001, subject to approval by the stockholders of the Company at the Annual Meeting of Stockholders.

         The Stock Option Plan authorizes the Compensation Committee to grant options to purchase shares of the Company's Common Stock ("Options"), and/or awards of restricted stock ("Restricted Stock") to officers, key employees, directors, consultants and advisors of the Company. The purposes of the Stock Option Plan are to enable the Company to attract and retain officers and key employees and to align the interests of such persons, members of the Board of Directors and consultants of the Company with the interests of stockholders by giving them a personal interest in the value of the Company's Common Stock.

SUMMARY OF THE STOCK OPTION PLAN

         THE FOLLOWING GENERAL DESCRIPTION OF CERTAIN FEATURES OF THE STOCK OPTION PLAN IS QUALIFIED IN ITS ENTIRETY TO REFERENCE TO THE STOCK OPTION PLAN, WHICH IS ATTACHED AS APPENDIX B TO THIS PROXY.

         Shares Available Under the Stock Option Plan. Subject to adjustment as provided in the Stock Option Plan, the number of shares of Common Stock that may be issued or transferred and covered by outstanding awards granted under the Stock Option Plan will not in the aggregate exceed 350,000, which may be original issue shares, treasury shares, or a combination thereof. As of March 23, 2001, the Company has issued no options to purchase shares of Common Stock under the Stock Option Plan.

         Eligibility. Officers, other key salaried employees of the Company, consultants of the Company and members of the Board of Directors may be selected by the Compensation Committee to receive benefits under the Stock Option Plan. It is estimated that approximately 25 individuals currently are eligible to participate in the Plan.

         Options. Options granted to eligible employees under the Stock Option Plan may be Options that are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code or Options that are not intended to so qualify ("Nonstatutory Options"). Options granted to members of the Board of Directors or consultants will be Nonstatutory Options.

         The purchase price of the Common Stock that is the subject of any Option may be not less than the fair market value of the Common Stock on the date the Option is granted. Incentive Stock Options granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company must have an exercise price of at least 110% of the fair market value of the Common Stock on the date of grant and a term of no more than five years. The option price is payable at the time of exercise in
(i) cash, (ii) delivery to the Company of whole shares of Common Stock already owned by the participant for at least six months, valued at fair market value on the day immediately preceding the date of exercise, (iii) at the discretion of the Compensation Committee, a recourse promissory note secured by a pledge of the shares of Common Stock and a personal guarantee, or (ix) a combination of any of the above equal to the Option price for the shares. The Stock Option Plan also authorizes a participant to exercise an Option by delivery of a signed, irrevocable notice of exercise, accompanied by payment in full of the option price by the participant's stockbroker and an irrevocable instruction to the Company to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the participant's stockbroker for the participant's account, provided that at the time of such exercise, such exercise would not be illegal under the federal securities laws, including laws governing margin loans.

         No Options may be exercised more than 10 years from the date of grant. Each employee's, director's or consultant's stock option agreement may specify the period of continuous service with the Company that is necessary before the Option will become exercisable. If the participant ends his or her employment or other relationship with the Company for any reason other than retirement, disability or death, the Options shall terminate immediately upon the date of termination, unless the Compensation Committee decides in its sole discretion, to waive the termination and amends the participant's option agreement to provide for an extended exercise period, all as specified in the employee's, director's or consultant's stock option agreement. Any option agreement may, in the Compensation Committee's sole discretion, allow for the participant, his or her personal representative or his or her heirs, to exercise the Options after the termination of his or her employment or other relationship with the Company for reason of the death or disability of participant, provided, however, that in the event of the death of participant, such Options may only be exercised for up to one year after death and, provided, further, that if such Options are Incentive Stock Options, in the event of the disability of participant, such Incentive Stock Options may only be exercised for up to one year after disability of participant. Successive grants may be made to the same recipient regardless of whether Options previously granted to him or her remain unexercised.

         Transferability. No Option may be transferred other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Compensation Committee may, in its discretion, permit a participant to transfer all or a portion of his or her Options to members of his or her immediate family, to trusts for the benefit of members of his or her immediate family, or to family partnerships in which immediate family members are the only partners, provided that the participant receive no consideration for such transfer and that such Options shall be subject to termination as if the Options were in the hands of the transferor. The Compensation Committee may also, in its discretion, permit a consultant to transfer all or a portion of the Options granted by reason of services he or she performs for the Company as an employee or partner of a consulting firm to his or her consulting firm, provided that such Options shall still be subject to termination as if the Options were in the hands of the transferor, or permit a consultant which is organized as a partnership or limited liability company to transfer the Options to its members, subject to termination if the consultant ends its relationship with the Company.

         Covenants Not to Compete. The Compensation Committee may, in its discretion, condition any Option granted to an employee, consultant or director on such participant's agreement to enter into a covenant not to compete with the Company as the Compensation Committee may deem to be desirable. Such covenant not to compete shall be set forth in the participant's stock option agreement, and the stock option agreement shall provide that the Option shall be forfeited immediately, whether otherwise vested or not, if the Board of Directors determines that the participant has violated his or her covenant not to compete. In addition, in the Compensation Committee's discretion, the participant's stock option agreement may also provide that if the participant breaches his or her covenant not to compete, the Company shall have the right to repurchase any shares of Common Stock previously issued to the participant pursuant to an exercise of the Option, at a repurchase price equal to the option price paid by the participant.

         Adjustments. The maximum number of shares that may be issued or transferred under the Stock Option Plan and the number of shares covered by outstanding Options and the option prices per share applicable thereto are subject to adjustment in the event of stock dividends, stock splits, combinations, exchanges of shares, recapitalizations, mergers, consolidations, liquidation of the Company, and similar transactions or events.

         Administration and Amendments. The Stock Option Plan will be administered by the Board of Directors, or if the Board determines it is desirable to delegate its authority to administer the Stock Option Plan, by a committee appointed by the Board, which may be the Compensation Committee. In connection with its administration of the Stock Option Plan, the Board and any committee are authorized to interpret the Stock Option Plan and related agreements and other documents.

         The Stock Option Plan may be amended from time to time by the Board of Directors in such respects as it deems advisable. Further approval by the stockholders of the Company will be required for any amendment that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Stock Option Plan, (ii) materially change the classes of persons eligible to participate in the Plan, or (iii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the Stock Option Plan. No amendment may change the Plan so as to cause any Option intended to be an Incentive Stock Option to fail to meet the Internal Revenue Code requirements for an incentive stock option. No amendment may change any rights an optionee may have under any outstanding Option without the written consent of the Optionee. The Board may at any time terminate or discontinue the Stock Option Plan. Unless terminated sooner, the Stock Option Plan will continue in effect until all Options granted thereunder have expired or been exercised, provided that no Options may be granted after 10 years from the date the Board of Directors adopted the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Stock Option Plan based on federal income tax laws in effect on April 13, 2001. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         Nonstatutory Options. In general, (i) an employee or director will not recognize taxable income at the time he or she is granted Nonstatutory Options;
(ii) at the time of exercise of a Nonstatutory Option, ordinary income will be recognized by the employee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares; and
(iii) at the time of sale of shares acquired pursuant to the exercise of a Nonstatutory Option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         Incentive Stock Options. No income generally will be recognized by an employee upon either the grant or the exercise of an Incentive Stock Option. If the shares of Common Stock issued to an employee pursuant to the exercise of an Incentive Stock Option and the shares are not sold or otherwise transferred by the employee within two years after the date of grant or within one year after the transfer of the shares to the employee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the employee as long-term capital gain and any loss sustained will be a long-term capital loss. Although an employee will not realize ordinary income upon the exercise of an Incentive Stock Option, if the shares are sold or transferred after the expiration of the one-year or two-year holding periods described above, the excess of the fair market value of the Common Stock acquired at the time of exercise over the option price may constitute an adjustment in computing alternative minimum taxable income under Section 56 of the Code and, thus, may result in the imposition of the "alternative minimum tax" pursuant to Section 55 of the Code on the employee.

         If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of before the expiration of one-year or two-year holding periods described above, including where the employee pays the option price through a so-called cashless exercise, the employee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the employee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

         Tax Consequences to the Company. To the extent that the recipient of an Option recognizes ordinary income in the circumstances described above, the Company generally will be entitled to a corresponding federal income tax deduction, provided that, among other things, (i) the income meets the test of reasonableness, and is an ordinary and necessary business expense; (ii) the benefits do not constitute an "excess parachute payment" within the meaning of
Section 280G of the Code; and (iii) the deduction is not disallowed because the compensation paid to the employee during the period exceeds the $1 million limitation on executive compensation of named executive officers.

         The affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Meeting is necessary for approval of the Stock Option Plan. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for the purpose of determining whether this matter has been approved. The Board believes that the approval of the Stock Option Plan is in the best interests of the Company and the stockholders because the Stock Option Plan will enable the Company to provide competitive equity incentives to officers and key salaried employees to enhance the profitability of the Company and increase stockholder value. The Stock Option Plan further will serve to align the interests of such persons and members of the Board of Directors with the interests of stockholders by giving them a personal interest in the value of the Company's Common Stock. THE BOARD OF DIRECTORS HAS APPROVED THE STOCK OPTION PLAN AND RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE "FOR" APPROVAL OF THE STOCK OPTION PLAN.

                                  PROPOSAL FIVE

                      RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Grant Thornton LLP to perform the audit of the Company's financial statements for the year ending December 31, 2001, subject to ratification by the Company's stockholders at the Meeting. Grant Thornton LLP served as the Company's Independent Auditors for the year ended December 31, 2000. Representatives of Grant Thornton LLP will be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of stockholders.

         If the selection of Grant Thornton LLP is not ratified, or prior to the next annual meeting of stockholders, such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent certified public accountants whose engagement for any period subsequent to the next annual meeting will be subject to stockholder approval at such meeting. The affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Meeting is necessary for approval of the ratification of auditors. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for the purpose of determining whether this matter has been approved. THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE INDEPENDENT AUDITORS.

                                  OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Any stockholder intending to present a proposal at the 2002 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company's proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission, submit such proposal to Robert B. Morgan, Secretary, in writing no later than December 16, 2001.

MATTERS NOT DETERMINED AT TIME OF SOLICITATION

         The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice for the Meeting, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

                                              By Order of the Board of Directors



                                              Robert B. Morgan, Secretary

Dated:  April 25, 2001


A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-KSB WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 2001. STOCKHOLDERS MAY OBTAIN A COPY OF THIS REPORT, WITHOUT CHARGE, BY WRITING TO: 800 TRAVEL SYSTEMS, INC. ATTENTION: INVESTOR RELATIONS 4802 GUNN HIGHWAY, TAMPA, FLORIDA 33624.

                                   APPENDIX A

                            800 TRAVEL SYSTEMS, INC.
                             AUDIT COMMITTEE CHARTER

         I.       PURPOSE

                  The Audit Committee (the "Committee") will assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's internal control systems, audit functions, financial reporting processes, and methods of monitoring compliance with legal and regulatory matters.

         II.      COMPOSITION AND ORGANIZATION OF COMMITTEE

                  A. Size of Committee. The Committee shall consist initially of at least two directors, a majority of whom must have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and is not disqualified under the independence requirements of the National Association of Securities Dealers, Inc. ("NASD") ("Independent").

                  B.       Member Qualifications.

                           1. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee; and

                           2. At least one member of the Committee shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

                  C. Appointment to Committee. The Board of Directors will make the Committee appointments at the organizational meeting following each Annual Meeting of Stockholders.

                  D. Term. Members will be appointed by the Board for a one-year term or until a successor is appointed and qualified. It is anticipated that members will be reappointed to the Committee and will rotate to another committee every three to four years so that members may both gain experience in the affairs of the Company generally and provide continuity of service on the Committee and other committees.

                  E. Committee Chair. The Board of Directors may appoint one of the members of the Committee to serve as the Committee Chair. If the Committee Chair is absent from a meeting, another member of the Committee will act as Chair.

                  F. Annual Review of Charter. Not less than annually, the Committee shall review this Charter and recommend to the Board any changes it deems advisable. At any time, the Board of Directors acting on its initiative, or on recommendation of another Board committee, may amend this Charter. Only the full Board of Directors may amend this Committee's Charter.

                  G. Meetings and Report to the Board of Directors. The Committee shall meet at least four times per year or more frequently as circumstances require and may conduct such meetings telephonically. The Committee Chair shall report on the meetings of the Committee to the Board of Directors at the next Board meeting following any Committee meetings.

         III.     RETENTION OF SPECIAL LEGAL, ACCOUNTING AND OTHER CONSULTANTS

                  The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee, including but not limited to, in connection with any special investigations deemed necessary by the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         IV.      REVIEW OF COMPANY'S INTERNAL CONTROL SYSTEMS

                  The responsibilities of the Committee related to review of the Company's internal control systems include obtaining an understanding of internal controls and the significant risk areas for the Company through discussions with management, the outside auditors and to the extent established, the internal audit department.

         V.       REVIEW OF FINANCIAL REPORTING PROCESS

                  A. General. The Committee shall review significant accounting and reporting issues, including recent professional and regulatory announcements, and the impact of them on the financial statements.

                  B. Annual Financial Statements. The Committee shall perform the following:

                           1. Review and obtain an understanding of the scope and timing of the annual audit as well as the results of the audit work performed by the outside auditors.

                           2. Discuss with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified or supplemented;

                           3. Prior to filing, review and discuss with management the Company's audited financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operation
         (MDA) to be included in SEC Form 10-KSB; and

                           4. Based upon the Committee's review and discussion of the audited financial statements with management and the outside auditors, recommend to the Board of Directors whether the audited financial statements should be included in the Company's Annual Report on SEC Form 10-KSB.

                  C. Interim Financial Statements. The Committee or, at the option of the Committee, the Chair of the Committee shall perform the following:

                           1. Obtain an understanding of the extent to which the outside auditors review quarterly financial information;

                           2. Discuss with the outside auditors those matters required to be discussed by the Statement on Auditing Standards No. 61, as the same may be modified or supplemented; and

                           3. Review and discuss with management the Company's quarterly financial statements prior to filing on SEC Form 10-QSB.

         VI.      RELATIONSHIP WITH OUTSIDE AUDITORS

                  A. Outside Auditor Accountability. The Company's independent certified public accountants (the "outside auditor") for the Company is ultimately accountable to the Board of Directors and the Audit Committee of the Company.

                  B. Authority of Committee. The Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor.

                  C. Outside Auditor's Independence. The Committee shall perform the following:

                           1. Obtain from the outside auditor on an annual basis the written disclosures required under Independence Standards Board Standard No. 1 regarding any relationships between the auditor and the Company or any other relationships that reasonably may be thought to bear on the auditor's independence;

                           2. Discuss with the outside auditor the auditor's independence; and

                           3.       Recommend to the Board of Directors
         appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

         VII.     LIMITATION ON COMMITTEE ROLE

                  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The foregoing is the responsibility of management and the independent auditor. Further, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with applicable laws and regulations.

         Adopted by the Board of Directors on June 8, 2000.

                                   APPENDIX B

                            800 TRAVEL SYSTEMS, INC.
                             2001 STOCK OPTION PLAN

         I.       PURPOSE.

                           The purpose of this 800 Travel Systems, Inc. 2001
Stock Option Plan is to promote the growth and profitability of 800 Travel Systems, Inc., a Delaware corporation (the "Corporation") by rewarding and incentivizing individuals who make valuable contributions to the Corporation's success, including officers and employees of the Corporation and its subsidiaries, and directors, consultants and advisors of the Corporation.

                           The 2001 Stock Option Plan has been approved by the
Board of Directors effective as of March 14, 2001, and has been submitted for approval by the Company's stockholders at the Annual Meeting of Stockholders scheduled for May 31, 2001.

         II.      DEFINITIONS.

         The following terms shall have the meanings shown:

         2.1 "Board of Directors" means the Board of Directors of the Corporation.

         2.2 "Change of Control" means any event described in Section 8.1.

         2.3 "Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time.

         2.4 "Committee" means the Committee appointed by the Board of Directors to administer the Plan pursuant to Article X of the Plan. This Committee may, but is not required to be, identical to the Compensation Committee.

         2.5 "Common Stock" means the common stock, par value $.01 per share, of the Corporation, except as provided in Section 8.2 of the Plan.

         2.6 "Compensation Committee" shall mean the Compensation Committee of the Board of Directors. All persons appointed to be members of the Compensation Committee shall be directors who qualify as "non-employee directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Treasury Regulation Section 1.162-27.

         2.7 "Consultant" shall mean any person (including corporations, partnerships and limited liability companies as well as individuals) engaged by the Corporation to perform services for the Corporation or any Subsidiary on a regular and on-going basis who is not a common law employee of the Corporation.

         2.8 "Date of Grant" means the date specified by the Plan Administrator on which a grant of Options, or a grant or sale of Restricted Shares shall become effective.

         2.9 "Director" means a person serving as a member of the Board of Directors, whether or not he or she is also an Employee.

         2.10 "Disability" means a medically diagnosable mental or physical condition which the Committee has determined, based on such medical evidence as it may find satisfactory, will prevent a Participant from performing his or her duties for the Corporation and is expected to be permanent.

         2.11 "Employee" means any person performing services for the Corporation or any Subsidiary as a common law employee. The Committee may, in its discretion, treat any individual as an Employee for purposes of this Plan even if he or she is not employed by the Corporation, including individuals who regularly perform services for the Corporation but are paid by another employer pursuant to an employee leasing agreement or similar staffing arrangement, as long as he or she could properly be classified as a common law employee of the Corporation for payroll tax purposes.

         2.12 "Executive Officer" means any Named Executive Officer and any other officer of the Corporation who is subject to the reporting requirements of
Section 16 of the Securities and Exchange Act of 1934.

         2.13 "Fair Market Value" means the fair market value of a share of Common Stock as determined by the Committee by reference to the closing price quotation, or, if none, the average of the bid and asked prices, reported on Nasdaq as of the most recent available date with respect to the sale of Common Stock.

         2.14 "Incentive Stock Options" means Options intended to qualify for favorable tax treatment as incentive stock options under Code Section 422.

         2.15 "Named Executive Officer" shall mean the Company's Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer), as determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934.

         2.16 "Option Agreement" means a written agreement between the Corporation and a Participant who has been granted Options under this Plan. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         2.17 "Option Price" means, with respect to any Option, the amount designated in a Participant's Option Agreement as the price per share he or she will be required to pay to exercise the Option and acquire the shares subject to such Option.

         2.18 "Options" means any rights to purchase shares of Common Stock granted pursuant to Article IV of this Plan, including Incentive Stock Options subject to the additional requirements described in Article V.

         2.19 "Participant" shall mean any current or former Employee, or any Consultant or Director, who has been granted Options or Restricted Stock under the terms of this Plan.

         2.20 "Plan" means this 800 Travel Systems, Inc. 2001 Stock Option Plan, as the same may be amended from time to time.

         2.21 "Restricted Stock" means shares of Common Stock that are issued to eligible Participants and made subject to restrictions in accordance with
Article VI of the Plan.

         2.22 "Restricted Stock Agreement" means a written agreement between the Corporation and a Participant who has been granted or sold Restricted Stock pursuant to Article VI of the Plan.

         2.23 "Subsidiary" shall mean any corporation which, on the date of determination, qualifies as a subsidiary corporation of the Corporation under
Section 425(f) of the Code.

         III.     ELIGIBILITY.

                  3.1 Participation. The Committee may grant Options and/or awards of Restricted Stock under this Plan to any officer or other Employee of the Corporation or any Subsidiary. The Committee may grant Options and/or awards of Restricted Stock to any Director, subject to the restrictions in Section 3.3. In granting such awards and determining their form and amount, the Committee shall give consideration to the functions and responsibilities of the individual, his or her potential contributions to profitability and sound growth of the Corporation and such other factors as the Committee may, in its discretion, deem relevant. The Committee may also grant Options or awards of Restricted Stock to Consultants. In granting such awards and determining their form and amount, the Committee shall consider the extent of the individual's relationship to the Corporation, his or her potential contributions to its financial success, the potential adverse accounting consequences to the Corporation of stock option grants to Consultants, and such other factors as the Committee may, in its discretion, deem to be relevant.

                  3.2 Executive Officers. Notwithstanding Section 3.1 or any other provisions of this Plan, any Named Executive Officer shall not be granted Options, or awards of Restricted Stock unless the grant has been approved by the Compensation Committee, and all grants to Executive Officers must be approved in advance by either the Committee or the Compensation Committee.

                  3.3 Directors. Members of the Board of Directors who are officers of the Corporation or Consultants shall be eligible for Options or other awards under this Plan on the same terms as other officers or Consultants. Other members of the Board of Directors who are not Employees shall be eligible for Options or Restricted Stock awards only to the extent specified in such general policy on compensation of nonemployee Directors as may be established by the Board of Directors.

         IV.      OPTIONS.

                  4.1 Terms and Conditions. Subject to Section 3.2 and 3.3, the Committee may, in its sole discretion, from time to time grant Options to any officer, Employee, Director or Consultant of the Corporation or any Subsidiary selected by the Committee pursuant to Section 3.1. The grant of an Option to a Participant shall be evidenced by a written Option Agreement in substantially the form approved by the Committee. Such Option shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee may determine to be appropriate.

                           (a)      Shares Covered. The Committee shall, in its
discretion, determine the number of shares of Common Stock to be covered by the Options granted to any Participant. The maximum number of shares of Common Stock with respect to which Options may be granted to any Participant during any one calendar year is 100,000 shares.

                           (b)      Exercise Period. The term of each Option
shall be for such period as the Committee shall determine, but for not more than ten years from the Date of Grant thereof. The Committee shall also have the discretion to determine when each Option granted hereunder shall become exercisable, and to prescribe any vesting schedule limiting the exercisability of such Options as it may deem appropriate.

                           (c)      Option Price. The Option Price payable for
the shares of Common Stock covered by any Option shall be determined by the Committee, but shall in no event be less than the Fair Market Value of Common Stock on the Date of Grant.

                           (d)      Exercise of Options. A Participant may
exercise his or her Options from time to time by written notice to the Corporation of his or her intent to exercise the Options with respect to a specified number of shares. The specified number of shares will be issued and transferred to the Participant upon receipt by the Corporation of (i) such notice and (ii) payment in full for such shares, and (iii) receipt of any payments required to satisfy the Corporation's tax withholding obligations pursuant to Section 7.3.

                           (e)      Payment of Option Price Upon Exercise. Each
Option Agreement shall provide that the Option Price for the shares with respect to which an Option is exercised may be paid to the Corporation at the time of exercise, in the form of (i) cash, (ii) delivery to the Corporation of whole shares of Common Stock already owned by the Participant for at least six months, valued at their Fair Market Value on the day immediately preceding the date of exercise, (iii) at the discretion of the Committee, a recourse promissory note secured by a pledge of the shares of Common Stock and a personal guarantee, or
(iv) a combination of any of the above equal to the Option Price for the shares.

                           (f)      Cashless Exercises. Alternatively, the
Corporation may permit the Participant to exercise an Option by delivery of a signed, irrevocable notice of exercise, accompanied by payment in full of the Option Price by the Participant's stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the Participant's stockbroker for the Participant's account, provided that at the time of such exercise, such exercise would not be illegal under the federal securities laws, including laws governing margin loans.

                  4.2      Effect of Termination.

                           (a)      If a Participant ends his employment or
other relationship with the Corporation (or with the relevant Subsidiary) for any reason other than retirement, disability or death, his or her Options (including vested Options) shall terminate immediately upon the date of the termination, unless the Committee determines, in its sole discretion, at the time of the grant that the Participant's Option Agreement should provide for an extended exercise period after such termination of employment.

                           (b)      Any Option Agreement may, in the Committee's
sole discretion, include such provisions as the Committee deems advisable with respect to an individual Participant's right to exercise the Option subsequent to retirement, or subsequent to termination of such employment (or other relationship) by reason of total and permanent disability; provided, that, in no event shall any Option be exercisable after the fixed termination date set forth in the Participant's Option Agreement pursuant to Section 4.1(b).

                           (c)      Any Option Agreement may, in the Committee's
sole discretion, provide that, in the event of the Participant's death while he or she has the right to exercise his or her Options, the Options may be exercised (to the extent they had become exercisable prior to the time of the Participant's death), during such period of up to one year after date of the Participant's death as the Committee deems to be appropriate, by the personal representative of the Participant's estate, or by the person or persons to whom the Options shall have been transferred by will or by the laws of descent and distribution.

                           (d)      Any Option Agreement may, in the Committee's
sole discretion, provide that, in the event the Participant continues to actively perform services for the Corporation as a Consultant or Director after his or her employment terminates, his or her Options shall continue to be exercisable during any period in which he or she is actively performing such services as a Consultant, but in no event after the fixed termination date set forth in the Option Agreement pursuant to Section 4.1(b).

                           (e)      The Committee may, in its sole discretion,
decide at the time an Option is granted that the Participant's Option Agreement should include such terms as the Committee determines are desirable providing for accelerated vesting and exercisability of all or part of the Participant's Options if the Participant's employment or consulting relationship with the Corporation is terminated prematurely, including upon termination (i) without good cause, (ii) in connection with a Change in Control as defined in Section
7.1 below, or (iii) in violation of the terms of any agreement between the Corporation and the Participant.

                           (f)      For purposes of this Section 4.2, the
Committee shall determine the date of termination of any Participant, based on its judgment as to when the Participant is no longer employed as a common law employee or Consultant of the Corporation or any Subsidiary. Part-time or non-exclusive employment by the Corporation may be considered employment by the Corporation as long as the Participant is treated as an Employee for purposes of FICA and payroll taxes, as shall employment by a Subsidiary. In addition, the Committee shall have full discretion to determine whether a Participant's reduction in hours, medical or disability leave, FMLA leave, absence on military or government service, or other authorized leave of absence, shall constitute a termination of employment for purposes of this Plan.

                  4.3 Incentive Stock Options. The Options granted under this Plan may be either Incentive Stock Options or options not intended to constitute incentive stock options qualifying under Code Section 422; provided that, Incentive Stock Options may only be granted to individuals who are Employees; and further provided, any Incentive Stock Option shall be subject to the additional requirements stated in Article V of this Plan.

                  4.4 Non-Assignability. Options granted under this Plan shall generally not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, or as described in the next paragraph.

                  Notwithstanding the foregoing, the Committee may, in its discretion, permit an individual Participant to transfer all or a portion of his or her Options to members of his or her immediate family, to trusts for the benefit of members of his immediate family, or to family partnerships in which immediate family members are the only partners, provided that the Participant may receive no consideration for such transfers, and that such Options shall still be subject to termination in accordance with Section 4.2 above in the hands of the transferee. The Committee may also, in its discretion, permit a Consultant to transfer all or a portion of the Options granted by reason of services he or she performs for the Corporation as an employee or partner of a consulting firm to his or her consulting firm, provided that such Options shall still be subject to termination in accordance with Section 4.2 above in the hands of the transferee, or permit a Consultant which is organized as a partnership or limited liability company to transfer the Options to its members, subject to termination in accordance with Section 4.2 if the Consultant ends its relationship with the Corporation.

                  4.5 Covenants Not to Compete. The Committee may, in its discretion, condition any Option granted to an Employee, Consultant or Director on such Participant's agreement to enter into such covenant not to compete with the Corporation as the Committee may deem to be desirable. Such covenant not to compete shall be set forth in the Participant's Stock Option Agreement, and the Stock Option Agreement shall provide that the Option shall be forfeited immediately, whether otherwise vested or not, if the Board of Directors determines that the Participant has violated his or her covenant not to compete. In addition, in the Committee's discretion, the Participant's Stock Option Agreement may also provide that if the Participant breaches his or her covenant not to compete, the Corporation shall have the right to repurchase any shares of Common Stock previously issues to the Participant pursuant to an exercise of the Option, at a repurchase price equal to the Option Price paid by the Participant.

         V.       INCENTIVE STOCK OPTIONS.

                  The Committee may, in its discretion, specify that any Options granted to a Participant who is an individual employed by the Corporation or a Subsidiary as an Employee shall be ISOs qualifying under Code Section 422 as may be amended from time to time with any such amendment to be incorporated herein without further shareholder approval.

                  5.1 Each Stock Option Agreement which provides for the grant of ISOs shall expressly state that such Options are intended to qualify as ISOs. Each provision of the Plan and of each Stock Option Agreement relating to an Option designated as an ISO shall be construed so that such Option qualifies as an ISO, and any provision that cannot be so construed shall be disregarded.

                  5.2 Any Options granted under this Plan which are designated as ISOs shall comply with the following additional requirements:

                           (a)      The aggregate Fair Market Value (determined
at the time an ISO is granted) of the shares of Common Stock (together with all other stock of the Corporation and all stock of any Parent or Subsidiary) with respect to which the ISOs may first become exercisable by an individual Participant during any calendar year, under all stock option plans of the Corporation (or any Parent or Subsidiaries) shall not exceed $100,000. To the extent this limitation would otherwise be exceeded, the Option shall be deemed to consist of an ISO for the maximum number of shares which may be covered by ISOs pursuant to the preceding sentence, and a nonstatutory option for the remaining shares subject to the Option.

                           (b)      The Option Price payable upon the exercise
of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant.

                           (c)      In the case of an ISO granted to a
Participant who is a ten percent shareholder of the Corporation, the period of the Option shall not exceed five years from the Date of Grant, and the Option Price shall not be less than 110 percent of the Fair Market Value of Common Stock on the Date of Grant.

                           (d)      No ISO granted under this Plan shall be
assignable or transferable by the Participant, except by will or by the laws of descent and distribution. During the life of the Participant, any ISO shall be exercisable only by the Participant.

                           (e)      Any ISO granted under the Plan shall
terminate no more than ninety (90) days after termination of the Participant's employment as an Employee, except that pursuant to Section 4.2(b) and (c) above such exercise period may be extended for up to one year after the date of any termination of employment by reason of the Participant's death or disability.

         VI.      RESTRICTED STOCK.

                  6.1 Rights As A Shareholder. The Committee may, in its discretion, grant a Participant an award consisting of shares of Restricted Stock. At the time of the award, the Committee shall cause the Corporation to deliver to the Participant, or to a custodian or an escrow agent designated by the Committee, a certificate or certificates for such shares of Restricted Stock, registered in the name of the Participant. The Participant shall have all the rights of a stockholder with respect to such Restricted Stock, subject to the terms and conditions, including forfeiture or resale to such Corporation, if any, as the Committee may determine to be desirable pursuant to Section 6.3 of the Plan. The Committee may designate the Corporation or one or more of its executive officers to act as custodian or escrow agent for the certificates.

                  6.2      Awards and Certificates.

                           (a)      A Participant granted an award of Restricted
Stock shall not be deemed to have become a stockholder of the Corporation, or to have any rights with respect to such shares of Restricted Stock, until and unless such Participant shall have executed a restricted stock agreement or other instrument evidencing the award and delivered a fully executed copy thereof to the Corporation and otherwise complied with the then applicable terms and conditions of such award.

                           (b)      When a Participant is granted shares of
Restricted Stock, the Corporation shall issue a stock certificate or certificates in respect of shares of Restricted Stock. Such certificates shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award substantially in the following form:

                                    "The transferability of the shares of stock
                  represented by this Certificate are subject to the terms and conditions (including forfeiture) of a Restricted Stock Agreement entered into between the registered owner and 800 Travel Systems, Inc. A copy of such Agreement is on file in the offices of the Secretary of the Company, 4802 Gunn Highway, Tampa, Florida 33624.

                           (c)      Except as may be otherwise determined by the
Committee (or as required in order to satisfy the tax withholding obligations imposed under Section 10.3 of this Plan), Participants granted awards of Restricted Stock under this Plan will not be required to make any payment or provide consideration to the Corporation other than the rendering of services.

                  6.3 Restrictions and Forfeitures. Restricted Stock awarded to a Participant pursuant to this Article VI shall be subject to the following restrictions and conditions:

                           (a)      During a period set by the Committee of not
less than six (6) months, but not more than ten (10) years, commencing with the date of an award (the "Restriction Period"), the Participant will not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded to him or her. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

                           (b)      Except as provided in Section 6.3(a), the
Participant shall have with respect to the Restricted Stock all of the rights of a stockholder of the Corporation, including the right to vote the shares and receive dividends and other distributions.

                           (c)      Subject to the provisions of Section 6.3(d),
upon any termination of the Participant's employment or other relationship with the Corporation during the Restriction Period for any reason, all shares of Restricted Stock with respect to which the restrictions have not yet expired shall be forfeited to the Corporation, or, in the case of shares of Restricted Stock sold to the Participant, repurchased by the Corporation at the initial purchase price.

                           (d)      In the event of a Participant's retirement
from his or her employment (or other relationship) with the Corporation, total Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock.

                           (e)      Notwithstanding the other provisions of this
Section 6.3, the Committee may adopt rules which would permit a gift by a Participant of shares of Restricted Stock to a spouse, child, stepchild, grandchild or to a trust the beneficiary or beneficiaries of which shall be either such a person or persons or the Participant, provided that the Restricted Stock so transferred shall be similarly restricted. The Committee may also, in its discretion, permit a Consultant to transfer all or a portion of the Restricted Stock granted by reason of services he or she performs for the Corporation as an employee or partner of a consulting firm to his or her consulting firm, provided that such Restricted Stock shall still be subject to termination in accordance with Subsection 7.3(c) above in the hands of the transferee, or permit a Consultant which is organized as a partnership or limited liability company to transfer its Restricted Stock to its members, subject to termination in accordance with Section 6.3(c) if the Consultant ends its relationship with the Corporation.

                           (f)      Any attempt to dispose of shares of
Restricted Stock in a manner contrary to the restrictions set forth herein shall be ineffective.

                           (g)      Nothing in this Section 6.3 shall preclude a
Participant from exchanging any Restricted Stock for any other shares of the Common Stock that are similarly restricted.

         VII.     CHANGE IN CONTROL TRANSACTIONS.

                  7.1 Change in Control. For purposes of this Plan, a "Change in Control" shall include any of the events described below:

                           (a) The acquisition in one or more transactions of more than fifty-one percent (51%) of the Corporation's outstanding Common Stock, or the equivalent in voting power of any classes or classes of securities of the Corporation entitled to vote in elections of directors by any corporation, or other person or group (within the meaning of Section 14(d)(3) of the Securities Exchange Act of 1934, as amended);

                           (b)      Any merger or consolidation of the
         Corporation into or with another corporation in which the Corporation is not the surviving entity, or any transfer or sale of substantially all of the assets of the Corporation or any merger or consolidation of the Corporation into or with another corporation in which the Corporation is the surviving entity and, in connection with such merger or consolidation, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for other stock or securities of the Corporation or any other person, or cash, or any other property.

                           (c) Any person, or group of persons, commences a tender offer for at least fifty-one percent (51%) of the Corporation's Common Stock.

                  7.2 Effect of Change in Control. In the event of a pending or threatened Change in Control, the Committee may, in its sole discretion, take any one or more of the following actions with respect to any one or more Participants (other than with respect to Named Executive Officers):

                           (i) Accelerate the exercise dates of any outstanding Options and make outstanding Options fully vested and exercisable;

                           (ii) Determine that all or any portion of conditions associated with a Restricted Stock award have been met;

                           (iii) Grant a cash bonus award to any of the holders of outstanding Options;

                           (iv) Pay cash to any or all Option holders in exchange for the cancellation of their outstanding Nonstatutory Options or Restricted Stock;

                           (v) Make any other adjustments or amendments to the Plan and outstanding Options, or Restricted Stock awards and/or substitute new Options or other awards.

         With respect to any Named Executive Officer, any such action shall be effective only if it is approved by Compensation Committee comprised exclusively of outside directors within the meaning of Code Section 162(m).

                           In exercising its authority under this Section 7.2,
the Committee shall consider any adverse accounting or federal income tax consequences that may result from any acceleration of vesting or repurchase of Options. The Committee shall have no duty to apply any action taken under this Section uniformly to all Participants, and may choose, in its sole discretion, whether or not the Options or Restricted Stock held by any particular Participant will be affected (subject to any pre-existing provisions in the Participant's Option Agreement or employment agreement with the Corporation requiring accelerated vesting upon a Change in Control).

                  7.3 Involuntary Termination Following a Change in Control. If a Participant's employment with the Corporation (or its successor) is involuntarily terminated without cause during the period of twelve (12) months following a Change in Control, and the Participant's Options and Restricted Stock had not already become fully vested pursuant to Section 7.2 as a result of the Change in Control, the Participant's Options shall become fully vested and immediately exercisable in full for a period lasting for at least ninety (90) days after the date of the Participant's termination, and any Restricted Stock award held by the Participant shall become fully vested and nonforfeitable.

         VIII.    AGGREGATE LIMITATION ON SHARES OF COMMON STOCK.

                  8.1      Number of Shares of Common Stock.

                           (a)      Shares of Common Stock which may be issued
to Participants pursuant to Options, or Restricted Stock awards granted under the Plan may be either authorized and unissued shares of Common Stock or of Common Stock held by the Corporation as treasury stock.

                           (b)      The number of shares of Common Stock
reserved for issuance under this Plan shall not exceed 350,000 shares of Common Stock, subject to such adjustments as may be made pursuant to Section 8.2.

                           (c)      For purposes of Section 8.1(b), upon the
exercise of an Option, the number of shares of Common Stock available for future issuance under the Plan shall be reduced by the number of shares actually issued to the Participant, exclusive of any shares surrendered to the Corporation as payment of the Option price.

                           (d)      Any shares of Common Stock subject to an
Option which for any reason is canceled, terminates unexercised or expires, shall again be available for issuance under the Plan.

                           (e)      In the event that any award of Restricted
Stock is forfeited, canceled or surrendered for any reason, the shares of Common Stock constituting such Restricted Stock award shall again be available for issuance under the Plan.

                  8.2 Adjustments of Stock. In the event of any change or changes in the outstanding Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, the number of shares of Common Stock which may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan, the Option Price of such Options, and the number of shares of Restricted Stock shall each be adjusted in such manner as the Board of Directors deems appropriate to prevent substantial dilution or enlargement of the rights granted to a Participant.

                           New option rights may be substituted for the Options
granted under the Plan, or the Corporation's duties as to Options outstanding under the Plan may be assumed by a Subsidiary, by another corporation or by a parent or subsidiary (within the meaning of Section 425 of the Code) of such other corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Corporation is involved. In the event of such substitution or assumption, the term Common Stock shall thereafter include the stock of the corporation granting such new option rights or assuming the Corporation's duties as to such Options.

         IX.      MISCELLANEOUS.

                  9.1 General Restriction. Any Option or Restricted Stock award granted under this Plan shall be subject to the requirement that, if at any time the Committee shall determine that any registration of the shares of Common Stock, or any consent or approval of any governmental body, or any other agreement or consent, is necessary as a condition of the granting of an Option or other award, or the issuance of Common Stock in satisfaction thereof, such Common Stock will not be issued or delivered until such requirement is satisfied in a manner acceptable to the Committee.

                  9.2      Withholding Taxes.

                           (a)      If the Corporation determines that the
Corporation has any tax withholding obligation with respect to a Participant, the Corporation shall have the right to require that Participant to remit to the Corporation an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock under the Plan.

                           (b)      The Corporation shall have the right to
withhold from payments made in cash to a Participant under the terms of the Plan, an amount sufficient to satisfy any federal, state and local withholding tax requirements imposed with respect to such cash payments.

                           (c)      Amounts to which the Corporation is entitled
pursuant to Section 9.2(a) or (b), may be paid, at the election of the Participant and with the approval of the Committee, either (i) paid in cash,
(ii) withheld from any cash compensation payable to the Participant by the Corporation, including cash payments made under this Plan, or (iii) by mutual consent of the Committee and the Participant, in shares of Common Stock otherwise issuable to the Participant upon exercise of an Option, that have a Fair Market Value on the date on which the amount of tax to be withheld is determined equal to the minimum amount of income and other payroll tax the Corporation is required to withhold in connection with such exercise. A Participant's request to have shares of Common Stock withheld that are otherwise issuable shall be in writing, shall be irrevocable upon approval by the Committee, and shall be delivered to the Corporation prior to the exercise of an Option.

                  9.3 Investment Representation. If the Committee determines that a written representation is necessary in order to secure an exemption from registration under the Securities Act of 1933, the Committee may demand that the Participant deliver to the Corporation at the time of any exercise of any Option, or at time of the transfer of shares of Restricted Stock, any written representation that Committee determines to be necessary or appropriate for such purpose, including but not limited to a representation that the shares to be issued are to be acquired for investment and not for resale or with a view to the distribution thereof. If the Committee makes such a demand, delivery of a written representation satisfactory to the Committee shall be a condition precedent to the right of the Participant to acquire such shares of Common Stock.

                  9.4 Non-Uniform Determinations. The Committee's determinations under this Plan (including without limitation its determinations of the persons to receive Options or awards of Restricted Stock, the form, amount and timing of such awards and the terms and provisions of such awards) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, awards under this Plan, whether or not such Participants are similarly situated.

                  9.5 No Rights as Shareholders. Participants granted Options under this Plan shall have no rights as shareholders of the Corporation as applicable with respect thereto unless and until certificates for shares of Common Stock are issued to them.

                  9.6 Transfer Restrictions. The Committee may determine that any Common Stock to be issued by the Corporation upon the exercise of Options shall be subject to such further restrictions upon transfer as the Committee determines to be appropriate.

         X.       ADMINISTRATION OF THE PLAN.

                  10.1     Committee.

                           (a)      The Plan shall be administered on a day to
day basis by the Board of Directors or, if the Board determines it is desirable to delegate its authority to administer the Plan, by a Committee appointed by the Board of Directors. The Plan Committee appointed by the Board may be the Compensation Committee of the Board of Directors or one or more directors or executive or officers of the Corporation serving under the supervision of such Compensation Committee, and, except as expressly stated otherwise in this Plan with respect to Executive Officers, need not be composed of directors or directors who qualify as "disinterested" within the meaning of SEC Rule 16b-3. The Plan Committee shall serve at the pleasure of the Board of Directors.

                           (b)      If the Committee is not the Board of
Directors, the Committee shall be monitored and supervised by the Compensation Committee of the Board of Directors with respect to any actions related to Named Executive Officers. All grants of Options or Restricted Stock to Executive Officers shall be approved in advance by the Compensation Committee.

                           (c)      The Committee shall have the authority, in
its discretion but subject to Sections 3.2 and 3.3 of this Plan, and subject to the overall supervision of the Compensation Committee or the Board, from time to time: (i) to grant Options, or shares of Restricted Stock to eligible employees, Directors and Consultants, as provided for in this Plan; (ii) to prescribe such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate; or (iii) to determine the periods during which Options may be exercised and to accelerate the exercisability of outstanding Options, or the vesting of Restricted Stock, as it may deem appropriate;

                           (d)      The Committee shall have the authority, in
its discretion, from time to time, to: (i) modify, cancel, or replace any prior Options or other awards and to amend the relevant Option Agreements or Restricted Stock Agreements with the consent of the affected Participants, including amending such agreements to amend vesting schedules, extend exercise periods or increase or decrease the Option Price for Options, as it may deem to be necessary; and (ii) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and to take all other action necessary or advisable for the implementation and administration of the Plan. A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee.

                           (e)      All actions taken by the Committee shall be
final, conclusive and binding upon any eligible Participant. Neither the Committee nor any members of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

         XI.      AMENDMENT AND TERMINATION.

                  11.1 Amendment or Termination of the Plan. The Board of Directors may at any time terminate this Plan or any part thereof and may from time to time amend this Plan as it may deem advisable. The termination or amendment of this Plan shall not, without the consent of the Participant, affect any Participant's rights under an award previously granted, provided however, the Board of Directors shall have the right without the consent of any Participant to terminate the Plan and any options granted under the Plan if the corporation pays to any such Participant for any vested options the excess of the Fair Market Value of the covered shares over the exercise price of such vested options with any unvested options and options with exercise prices in excess of the Fair Market Value being terminated without further action or consent of any Participants.

                  11.2 Term of Plan. Unless previously terminated pursuant to Section 11.1, the Plan shall terminate on March 14, 2011, the tenth anniversary of the date on which the Plan became effective, and no Options, or awards of Restricted Stock may be granted on or after such date.

                            800 TRAVEL SYSTEMS, INC.
                               4802 GUNN HIGHWAY
                              TAMPA, FLORIDA 33624
               PROXY FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 2001

The undersigned, having received notice of the Annual Meeting of 800 Travel Systems, Inc. to be held at 9:00 a.m. (Eastern Standard Time), on Thursday, May 31, 2001 (the "Meeting"), hereby designates and appoints Peter M. Sontag and Robert B. Morgan, and either of them with authority to act without the other, as proxies for the undersigned, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Meeting and at any adjournment thereof, such proxies being directed to vote as specified on the reverse side.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.


THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF 800 TRAVEL SYSTEMS, INC. AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE NAMED PROXIES WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5 AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, PROVIDED THAT THIS PROXY WILL NOT BE VOTED TO ELECT MORE THAN TWO DIRECTORS.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING MATTERS. PLEASE MARK AN "X" IN ONE SPACE. TO BE EFFECTIVE, THIS PROXY MUST BE DEPOSITED AT THE COMPANY'S REGISTRARS NOT LATER THAN 48 HOURS BEFORE THE TIME APPOINTED FOR THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



1. PROPOSAL TO elect the following one (1) nominee as Director: Robert B. Morgan


    [ ]  FOR                                                 [ ]  WITHHELD


2.PROPOSAL TO amend the Company's Certificate of Incorporation to increase authorized shares of the Company's Common Stock.



       [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN



                        (CONTINUED ON THE REVERSE SIDE)



3. PROPOSAL TO amend the Company's Certificate of Incorporation to increase authorized shares of the Company's Preferred Stock.


       [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

4. PROPOSAL TO approve the 2001 Stock Option Plan.

       [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

5. PROPOSAL TO ratify Grant Thornton LLP as the Company's independent auditors until the conclusion of the 2002 Annual Meeting.

       [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                              Dated:                      , 2001
                                                    ----------------------

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature if held jointly

                                              IMPORTANT: Please sign exactly as
                                              your name appears on this proxy
                                              and mail promptly in the enclosed
                                              envelope. If you sign as agent or
                                              in any other capacity, please
                                              state the capacity in which you
                                              sign.